Exhibit 10.25

EXECUTION VERSION

AMENDMENT NO. 3 TO THE CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO THE CREDIT AGREEMENT, dated December 2, 2016 (this “Amendment”), is entered into by and among SUNRUN INC., a Delaware corporation (“Sunrun”), AEE SOLAR, INC., a California corporation (“AEE Solar”), SUNRUN SOUTH LLC, a Delaware limited liability company (“Sunrun South”), and SUNRUN INSTALLATION SERVICES INC., a Delaware corporation (“Sunrun Installation Services” and, together with Sunrun, AEE Solar and Sunrun South, each, a “Borrower” and, collectively, the “Borrowers”), CLEAN ENERGY EXPERTS, LLC, a California limited liability company (“CEE” and, together with the Borrowers, each, a “Loan Party” and, collectively, the “Loan Parties”), and each of the Persons identified as a “Lender” on the signature pages hereto (each, a “Lender”) and acknowledged by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent (the “Administrative Agent”), and SILICON VALLEY BANK, as the Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Borrowers entered into the Credit Agreement, dated as of April 1, 2015 (as amended from time to time, the “Credit Agreement”), by and among the Borrowers, CEE, as a Guarantor, the Administrative Agent, the Lenders party thereto, Silicon Valley Bank, as the Collateral Agent, and Credit Suisse Securities (USA) LLC, as the Lead Arranger and Book Runner;

WHEREAS, pursuant to Section 11.01 of the Credit Agreement, no amendment to the Credit Agreement is effective unless executed by the Borrowers or the applicable Loan Party, as the case may be, and at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders and acknowledged by the Administrative Agent;

WHEREAS, this Amendment is not otherwise prohibited by Section 11.01 of the Credit Agreement;

WHEREAS, the Lenders party to this Amendment (the “Required Lenders”) have Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders under the Credit Agreement;

WHEREAS, the Borrowers and the Required Lenders desire to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, each of the Administrative Agent and the Collateral Agent by execution of this Amendment is providing its acknowledgement required under Section 11.01 of the Credit Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

ARTICLE 1
DEFINITIONS

1.01Definitions.  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

1.02Rules of Interpretation.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment.  Solely for purposes of convenience, an amendment to an existing provision of the Credit Agreement is shown in this Amendment with the text that is deleted from the provision (indicated textually in the same manner as the following example: ~~deleted text~~) and the text that is added to the provision (indicated textually in the same manner as the following example: double-underlined text).

ARTICLE 2
AMENDMENTS

2.01Amendments to Definitions.

(a)  The “Appraisal” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Appraisal” means the appraisal acquired by the Borrowers ~~every quarter~~on a semi-annual basis, which (i) is from a nationally recognized third-party appraiser that (A) is qualified to appraise independent electric generating businesses and (B) (x) has been engaged in the appraisal or business valuation and consulting business for no fewer than three (3) years or (y) is otherwise acceptable to the Collateral Agent, and (ii) (A) is approved by the applicable Tax Equity Investor and (B) shows the fair market value of new residential photovoltaic systems in each of the States of the United States in which Projects are being Tranched, in each case expressed in terms of dollars per watt of installed capacity.

(b)  Clause (a) of the “Borrowing Base” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(a)the least of (i) [***] of the ~~appraised fair market value~~ PV System Value of Eligible Project Back-Log (net of terminated contracts, which will be calculated as reported on the monthly Borrowing Base Certificate) for Projects (less cash sale Projects accounted for in clause (e) below), (ii) [***] of Eligible Take-Out less Backlever Financing required to collateralize clause (b) and (iii) [***] of Net Retained Value; plus

(c)  The “NYGB Borrowing Base” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“NYGB Borrowing Base” means, as of any date of determination, the ~~appraised fair market value~~ PV System Value of the Eligible Project Back-Log attributable to [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(d)  The “PV System Value” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“PV System Value” means, for PV Systems ~~which are to be installed on residential property~~, the appraised value of ~~a~~ such PV Systems (based on ~~the national appraisal or the state appraisals, as applicable, in each case as set forth in~~ the most recent Appraisal).

2.02Amendment to Section 6.02.  The introductory paragraph and clause (c) of Section 6.02 of the Credit Agreement are hereby deleted in their entirety and replaced with the following text:

Deliver to the Administrative Agent for distribution to each Lender (and, in the case of Sections 6.02(c) and (m), to the Collateral Agent), in form and detail satisfactory to the Administrative Agent and the Required Lenders (and, in the case of Sections 6.02(c) and (m), the Collateral Agent):

(c)  ~~[Reserved]~~Appraisals.  As soon as each Appraisal is available, a copy of each such Appraisal.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to each of the Lenders and the Administrative Agent, on the date hereof, that the following statements are true and correct:

3.01Existence.  Such Loan Party is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization.

3.02Power and Authority.  Such Loan Party has the requisite power and authority to execute and deliver this Amendment.

3.03Due Authorization.  The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or limited liability company action on the part of such Loan Party.  The applicable resolutions of such Loan Party authorize the execution, delivery and performance of this Amendment by such Loan Party and are in full force and effect without modification or amendment.

3.04Binding Obligation.  This Amendment has been duly executed and delivered by such Loan Party, and this Amendment and the Credit Agreement, as amended by this Amendment, constitute the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms of this Amendment and the Credit Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

3.05No Default or Event of Default.  As of the date hereof, no event has occurred and is continuing or would result from the consummation of the amendments contemplated by this Amendment that would constitute a Default or an Event of Default.

ARTICLE 4
CONDITIONS PRECEDENT

4.01Conditions Precedent to Effectiveness.  The amendments contained in Article 2 of this Amendment shall not be effective until the date (such date, the “Amendment Effective Date”) that the following conditions precedent have been satisfied or waived by the Required Lenders:

(a)  The Administrative Agent shall have received copies of this Amendment executed by the Loan Parties and the Required Lenders, and acknowledged by the Administrative Agent and the Collateral Agent.

(b)  The Borrowers shall have paid all fees, costs and expenses of the Administrative Agent, the Collateral Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the Lenders’ counsel and fees of the Collateral Agent’s counsel and other advisors or consultants retained by the Administrative Agent).

(c)  The Borrowers shall have delivered or caused to be delivered any other customary documents as reasonably requested by the Administrative Agent in connection with this Amendment.

ARTICLE 5
GENERAL PROVISIONS

5.01Notices.  All notices and other communications given or made pursuant hereto shall be made as provided in the Credit Agreement.

5.02Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

5.03Headings.  Section headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

5.04Governing Law.  This Amendment shall be governed by and construed in accordance with the law of the State of New York.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.05Counterparts.  This Amendment may be signed in any number of counterparts and each counterpart shall represent a fully executed original as if signed by all of the parties listed below.

5.06Ratification.  Except as amended hereby, the Credit Agreement and the other Loan Documents remain in full force and effect.

5.07Amended Terms.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent, the Collateral Agent or the Arranger under, the Credit Agreement or any other Loan Document.  Nothing contained in this Amendment shall be construed as a substitution or novation of the obligations of the Loan Parties outstanding under the Credit Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified by this Amendment.  Nothing expressed or implied in this Amendment shall be construed as a release or other discharge of the Loan Parties from any of their obligations or liabilities under the Credit Agreement or any other Loan Document.

5.08Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

5.09Costs and Expenses; Indemnification; Reimbursement.  The parties hereto agree that this Amendment is subject to the costs and expenses, indemnification, reimbursement and related provisions set forth in Section 11.04 of the Credit Agreement.

5.10Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The submission to jurisdiction, waiver of venue, service of process and waiver of jury trial provisions set forth in Sections 11.14(b), (c) and (d) and 11.15 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

BORROWERS:	SUNRUN INC., a Delaware corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: CFO

AEE SOLAR, INC., a California corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: CFO

SUNRUN SOUTH LLC, a Delaware limited liability company

	By:	/s/ Bob Komin
Name: Bob Komin
Title: CFO

SUNRUN INSTALLATION SERVICES INC., a Delaware corporation

	By:	/s/ Bob Komin
Name: Bob Komin
Title: CFO

GUARANTOR:	CLEAN ENERGY EXPERTS, LLC, a California limited liability company

	By:	/s/ Mina Kim
Name: Mina Kim
Title: General Counsel

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Karim Rhimtoola
Name: Karim Rahimtoola
Title: Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

MORGAN STANLEY SENIOR FUNDING INC., as Lender

By:	/s/ Patrick Layton
Name: Patrick Layton
Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ David M. Cirigliano
Name: David M Cirigliano
Title: Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard Gerling
Name: Richard Gerling
Title: Senior Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

SILICON VALLEY BANK, as Collateral Agent and Lender

By:	/s/ Vince Wilton
Name:Vince Wilton
Title: VP

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

NY GREEN BANK, a division of the New York State Energy Research & Development Authority, as Lender

By:	/s/ Alfred Griffin
Name: Alfred Griffin
Title: President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]

COMERICA BANK, as Lender

By:	/s/ Robert Hernandez
Name: Robert Hernandez
Title: Senior Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[Signature Page to Amendment No. 3 – Credit Agreement]